UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 24, 2005
MIDWEST BANC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29598	36-3252484
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number
501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS 60160
(Address of principal executive offices)
(708) 865-1053
(Registrant’s Telephone Number,
Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Supplemental Executive Retirement Agreement
Supplemental Executive Retirement Agreement Amendment
Restricted Stock Award Agreement and Restricted Stock Grant Notice
Press Release
Supplemental Financial Data

Item 1.01. Entry into a Material Definitive Agreement
     On October 24, 2005, the compensation committee of Midwest Banc Holdings, Inc. (“Midwest”), approved amendments to the form of Supplemental Executive Retirement Agreement entered into between Midwest and certain of its officers. These amendments were made in response to recent changes in the federal tax laws. Attached hereto as Exhibit 10.1 is a copy of the new form of the agreement and attached hereto as Exhibit 10.2 is a copy of the amendment that will be used to amend the existing form of the agreement.
     The compensation committee also approved a restricted stock grant award agreement and notice relating to restricted stock grants to be made to newly elected directors of Midwest. A copy of these documents are attached hereto as Exhibit 10.3.
     On October 25, 2005, the board of directors of Midwest Bank and Trust Company appointed Dennis M. Motyka, Executive Vice President and Retail Divison Head. Mr. Motyka’s responsibilities include the following areas: Consumer Lending, Marketing, Retail Banking, Retail Operations, Retail Sales and Small Business Lending.
Item 2.02. Results of Operations and Financial Condition.
     On October 27, 2005, the Company announced its earnings results for the year and quarter ended September 30, 2005. Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s earnings results, which is incorporated herein by reference. Also, attached as Exhibit 99.2 is supplemental financial data on the Company’s net interest margin for the quarter and nine months ended September 30, 2005 and 2004.
     Note: the information in this report provided in item 2.02 (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit 10.1 Supplemental Executive Retirement Agreement

Exhibit 10.2 Supplemental Executive Retirement Agreement Amendment

Exhibit 10.3 Restricted Stock Award Agreement and Restricted Stock Grant Notice

Exhibit 99.1 Press Release

Exhibit 99.2 Supplemental Financial Data

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.

Date: October 28, 2005	By:	/s/ Daniel R. Kadolph

Daniel R. Kadolph
Senior Vice President and
Chief Financial Officer

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